SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to "we," "us," "our" or the "Company" refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation ("GFN U.S."); GFN Insurance Corporation, an Arizona corporation ("GFNI"); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively "Southern Frac"); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively "Pac-Van"); and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 99.1	Press Release of GFN dated March 28, 2017

i

Item 8.01   Other Events

On March 28, 2017 the Company announced the amendment and extension of its North American Senior Secured Revolving Credit Facility (the "Facility"), with a syndicate led by Wells Fargo Bank, National Association ("Wells Fargo") that also includes East West Bank, CIT Bank, N.A., the Private Bank and Trust Company, KeyBank, National Association and Bank Hapoalim B.M. The Facility now totals $230,000,000 and is scheduled to mature on March 24, 2022, assuming the Company's 8.125% Senior Unsecured Notes due July 31, 2021 are extended at least 90 days past this scheduled maturity date; otherwise the Facility would mature on March 24, 2021.

In conjunction with the closing of the Facility, the Company entered into a separate loan agreement with Great American Capital Partners ("GACP") where GACP provided a First In Last Out ("FILO") Term Loan within the North American Senior Secured Credit Facility, in the amount of $20,000,000.

A copy of the press release of GFN dated March 28, 2017 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

99.1	Press Release of GFN dated March 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: March 28, 2017	By:	/s/ CHARLES E. BARRANTES
Charles E. Barrantes
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of GFN dated March 28, 2017

3